Agreement for the Supply of Services Relating to Development Materials

Agreement for the
Supply of Services Relating to Development Materials
between Novartis Pharma AG and GenVec, Inc.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

Agreement between

Novartis Pharma AG
Forum 1
Novartis Campus
4056 Basel
Switzerland

hereinafter together or individually, as the context requires, referred to as “Novartis”

and

GenVec, Inc.
65 West Watkins Mill Road
Gaithersburg
Maryland 20878
United States

hereinafter referred to as “GenVec”

Whereas:	Novartis and GenVec entered into a Research Collaboration and License Agreement dated January 13, 2010 (the “Collaboration Agreement”);
and

Whereas:
Subject to the applicable provisions of the Collaboration Agreement, this Agreement sets forth the terms and conditions upon which GenVec will perform the Services, which Services constitute, in part, GenVec’s activities in support of the Collaboration Agreement.

NOW THEREFORE, the parties agree as follows:

1.	Scope of Agreement

1.1
This Agreement shall form the framework of contractual conditions under which GenVec and its Affiliates will provide services relating to Development Materials as specified in Work Orders which have been executed by the parties and which specifically refer to this Agreement (the “Services”).

1.2	Subject to the terms and conditions of this Agreement (including any Work Order), Novartis may request the following Services from GenVec and/or any of its Affiliates under this Agreement:

(a)	Development of formulation of galenical forms of drug product and analytics;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

(b)	Manufacture and analysis of Development Materials, including without limitation drug products for use in clinical studies;
(c)	Manufacture and analysis of placebos for use in clinical studies;
(d)	Stability testing of drug products, including for registration purposes; and/or
(e)	Any other services as may be agreed by the parties in writing.

1.3
Upon execution of any Work Order by GenVec or any of its Affiliates, and by the Novartis entity issuing the Work Order, GenVec (and the respective Affiliate of GenVec if applicable) and the relevant Novartis entity shall be bound by this Agreement in respect of such Work Order.

1.4
Within fifteen days upon execution of the Agreement Genvec shall supply  * to Novartis * and in accordance with Section 5 in Annex B and shall  grant to Novartis and its Affiliates (i) an non-exclusive, royalty-free, perpetual, sublicenseable license to use the  * to (further) develop, use, make, have made, market, offer to sell, sell, have sold, distribute, import, export and otherwise commercialize the Development Materials and/or Products in the Field (as defined in the Collaboration Agreement) in the Territory (as defined in the Collaboration Agreement),

2.	Elements of the Agreement

The following documents and annexes form an integral part of this Agreement. In the event of any inconsistencies, the following order of precedence shall apply:

1.	This Agreement (not including the Annexes);
2.	Annex A: Definitions and Abbreviations;
3.	Annex B: General Commercial Conditions;
4.	Annex C: General Legal Conditions;
5.	Annex D: Quality Assurance Agreement;
6.	Annex E: Health, Safety and Environmental Protection;
7.	Annex F: Sample Work Order;
8.	Work Order for the individual project, including documentation detailing the Services to be provided.

3.	Term of Agreement

This Agreement shall become effective as of February 1, 2010 (the “Effective Date”), and shall remain in effect until the completion of the Services in any outstanding Work Order or if no Work Order is outstanding, five (5) years following the Effective Date, unless terminated earlier in accordance with this Agreement as specified in Section 9 of Annex C.

This Agreement has been made out in four identical copies

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

Date/Place: August 4, 2010	Date/Place: August 4, 2010

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

Novartis Pharma AG	GenVec, Inc.

David Epstein	Douglas J. Swirsky
Head of Novartis Pharmaceuticals	Senior Vice President, Chief Financial
Division	Officer and Treasurer
Name / Function	Name / Function

Name / Function	Name / Function

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

Annex A : Definitions and Abbreviations

The following terms shall have the following meanings in this Agreement, whether used in their singular or plural forms:

1.	“Adenovector” shall mean the following adenoviral vectors: * and any derivatives thereof that are *.

2.
“Affiliate” shall mean any corporation or other business entity controlled by, controlling or under common Control with a party. “Control” for the purposes of this definition shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting interest in an entity, or such other relationship as, in fact, constitutes actual control.

2.	“Atonal Vector” means an Adenovector comprising a Gene Fragment.

3.
“Basic Materials” shall mean any Drug Substance, substances, molecules, Excipients and other materials (including without limitation Packaging Materials and in-process components such as granules), which are required for GenVec to provide the Services.

4.
“cGMP” shall mean the rules concerning good manufacturing practices according to the current EC/PIC GMP Guidelines, the US Code of Federal Regulations, the laws and regulations of the European Union and the corresponding applicable national laws and regulations.

5.	“Claims” shall have the meaning set forth in Section 12.1 of Annex C.

6.	“Collaboration Agreement” shall have the meaning provided in the recitals to this Agreement.

7.	“Confidential Information” shall have the meaning set forth in Section 14.2. of Annex C.

8.
“Control” or “Controlled” means, with respect to Intellectual Property, the possession of the right (whether by ownership, license or otherwise (other than pursuant to a license granted under this Agreement), to assign, or grant a license, sublicense or other right to or under, such Intellectual Property as provided for herein without violating the terms of any agreement or other arrangement with any third party.

9.
“Development Materials” shall mean any Products, drug product or placebo, including without limitation any substances, molecules, Excipients and materials contained therein, which GenVec analyzes, develops, and/or manufactures under this Agreement, whether a Novartis drug product or a third party drug product (i.e., a comparator drug).

10.	“Drug Substance” shall mean the molecule or ingredient to which the pharmacological activity of any drug product is attributed.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

11.	“Effective Date” shall have the meaning set forth in Section 3 of this Agreement.

12.	“Equipment” shall mean the equipment described in Attachment D of the respective Work Order.

13.	“Excipient” shall mean any material other than the Drug Substance in a Development Material.

14.	“Force Majeure” shall have the meaning set forth in Section 18 of Annex C.

15.	“Gene Fragment” shall mean (i) an animal atonal gene or gene fragment, (ii) a human atonal gene or gene fragment, and (iii) nucleic acid encoding an atonal protein polypeptide or peptide.

16.	“Indemnitee” shall have the meaning set forth in Section 12.3(a) of Annex C.

17.	“Indemnitor” shall have the meaning set forth in Section 12.3(a) of Annex C.

18.
“Intellectual Property” shall include without limitation all rights in patents, patent applications, including any substitutions, extensions, supplemental patent certificates, reissues, renewals, divisions, continuations or continuations-in-part thereof, trademarks, trademark applications, trade names, trade dress, trade secrets, inventions (whether patentable or not), know-how, data, results, information (including without limitation Technical Information), discoveries, improvements, copyrights and industrial designs (whether registered or unregistered).

19.	“JSC” shall mean set forth in Section 3.2 of the Collaboration Agreement.

20.	*“Non-Conforming Development Materials” shall mean Development Materials which do not comply with the Specifications due to GenVec’s non-compliance with the terms of this Agreement.

21.	“Novartis Data” shall have the meaning set forth in Section 11.1. of Annex C.

22.
“Packaging Material” shall mean any material employed in the packaging of a Development Material, whether Primary Packaging Material or Secondary Packaging Material. For the avoidance of doubt, outer packaging used for transportation or shipment only shall not be considered as Packaging Material.

23.	“Primary Packaging Material” shall mean Packaging Material which is in direct contact with the Development Materials.

24.	“Products” mean a composition or therapy that contains, incorporates or employs either (a) an Atonal Vector or (b) a Gene Fragment.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

25.
“Quality Assurance” shall mean the sum total of the organized arrangements made with the purpose of ensuring that the Development Materials are of the quality required for their intended use and that quality systems are maintained.

26.	“Research Collaboration” shall have the meaning set forth in the Collaboration Agreement.

27.	“Research Collaboration IP” shall have the meaning set forth in the Collaboration Agreement.

28.	“Secondary Packaging Material” shall mean all Packaging Material which is not Primary Packaging Material.

29.	“Services” shall have the meaning set forth in Section 1.1. of this Agreement.

30.
“Specifications” shall mean the documents developed jointly by Novartis and GenVec specifying the required characteristics of the Basic Materials or the Development Materials to which they relate. The Specifications are overseen by the JSC and, with respect to the activities of the JSC, the governance provisions set forth in Article 3 of the Collaboration Agreement applies.

31.
“Technical Information” shall mean all information and results to the extent applicable to the Development Materials or to the performance of the Services hereunder, whether such information and results are provided or generated by Novartis or GenVec.

32.	“Termination Date” shall have the meaning set forth in Section 10.2 of Annex C.

33.
“Work Order” shall mean the statement of work issued by Novartis under this Agreement, and all documents which are incorporated into the statement of work by reference, including for example and without limitation any offer made by GenVec, Technical Information, Specifications, and any other information detailing the Services to be provided.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

Annex B : General Commercial Conditions

1.	Commercial Conditions

1.1	The commercial arrangements for the provision of any Services shall be set forth in Work Orders. Work Orders and the attachments thereto shall be arranged as follows:

(a)	Cover Sheet issued by Novartis
(b)	Description of the Work
(c)	Description of Work
(e)	Payment and Delivery Schedule as agreed between the parties
(f)	Description of Equipment
(g)	Contact persons and addresses as provided by the respective party

This list may not be exhaustive as the actual work will need some additional information which could be provided by means of attachments to a specific Work Order.

A sample Work Order is attached hereto as Annex F.

1.2
Except as otherwise agreed between the parties, the total cost to Novartis for the completion of the Services by GenVec shall be the amount set forth in the applicable Work Order, plus any applicable VAT which may become due under a Work Order.  Work Orders shall not become effective until executed by both parties.

1.3
Except as otherwise agreed by the parties in writing, GenVec shall not provide any Services prior to the execution of a Work Order by both parties or a modification of a Work Order, whichever is applicable.

Unless otherwise agreed to in writing by GenVec and Novartis, all costs and rates outlined in a Work Order shall remain firm for the duration of the provision of Services under that particular Work Order; provided, however, if any amendments are to be made to the terms of a Work Order — including to the costs – GenVec shall not proceed with such Work Order until such time that Novartis and GenVec agree on the revised terms of and execute such Work Order in accordance with Section 13 of Annex C.

2.	Reimbursement of Expenses

Should any Work Order state that Novartis will reimburse GenVec for out-of-pocket expenses incurred by GenVec in supplying Services under this Agreement, then Novartis shall do so, provided that the expenses are either described in the Work Order or are necessary to the performance of the Services hereunder, that they are reasonable (i.e. Novartis will not reimburse luxury or first class travel or accommodation) and that they have been approved in advance by Novartis in writing.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

3.	Invoicing and Payment

3.1	GenVec shall send its invoices *.

3.2	GenVec shall send its invoices to the address specified on the respective Work Order, or to such other address as may be advised by Novartis in writing from time to time.

3.3
Invoices shall specify the Work Order number, the project to which the invoice relates, the Services performed the amount payable, the VAT rate and amount if applicable, the fee breakdown, the dates on which the Services were performed, receipts for expenses claimed, and GenVec’s bank details.

3.4	In consideration of the satisfactory performance of the Services, Novartis shall pay invoices within * of receipt.

3.5
Novartis shall be liable only for those value-added taxes imposed upon GenVec by operation of law. Novartis may require GenVec to provide Novartis with documentation satisfactory to Novartis establishing the liability for such taxes.

4.	Financial Auditing

At the written request of Novartis, giving a reasonable period of notice (but not less than * prior to the proposed audit date), GenVec shall make available to Novartis and/or its auditors for inspection all documents relating to finances and associated with the invoiced Services for the purpose of ensuring the accuracy of all fees and expenses invoiced to Novartis.  Unless there is reasonable cause for an audit, Novartis shall not conduct an audit more frequently than *, no records may be audited more * years following the period to which the records relate.  Any audit by Novartis shall be at Novartis’ sole cost and expense, unless as a result of the audit is determined that GenVec overcharged Novartis by more than * of the amount properly determined.  Regardless, GenVec shall promptly pay to Novartis, or offset from any amounts owed by Novartis, the amount of any overcharge determined by audit.

5.	Delivery Conditions

GenVec shall deliver Development Materials DDU (INCOTERMS 2000)  to Novartis Pharmaceuticals Corporation, Drug Supply Management, One Health Plaza, East Hanover, NJ 07936-1080, USA or as otherwise directed in writing.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

Annex C : General Legal Conditions
1.	Standard of Services and Compliance with Regulatory Requirements

1.1	GenVec shall perform the Services:

(a)	in compliance with the provisions of this Agreement (including without limitation any Work Order issued hereunder),
(b)	in a professional manner;
(c)	in conformance with that level of care and skill ordinarily exercised by other professional suppliers of materials similar to the Development Materials;
(d)
in full compliance with all applicable local, state and federal laws and regulations and other regulatory requirements, including without limitation the regulations promulgated by the FDA and any equivalent regulatory agencies;

(e)	if applicable, in full compliance with cGMP;
(f)	in full compliance with the Specifications;
(g)
if applicable, in full compliance with all applicable EU Directives, including without limitation Commission Directive 2003/94/EC of 8 October 2003 laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use, including without limitation Annex 13 of such Directive.

1.2
GenVec shall perform the Services exclusively in its own facilities and for cGMP acitivites using fully qualified equipment audited and approved by Novartis, except that any Services which have been sub-contracted in accordance with Section 16 of Annex C shall be performed exclusively in the facilities of the sub-contractor or as otherwise set forth in the applicable Work Order.

1.3	Novartis agrees to make an investment in the Equipment, which GenVec agrees to purchase and which GenVec shall own and hold legal title to under the terms of this Agreement.

1.4
Payment for the Equipment will be made by Novartis within * of receipt of invoice. Invoices shall be submitted by GenVec as specified and scheduled in Attachment D of the respective Work Order and in correspondence with Section 3, Annex B.

1.5
GenVec acknowledges and agrees that the total payments for the Equipment shall not exceed the amount specified in Attachment D of the respective Work Order and in no circumstances shall Novartis be liable to pay any additional sum above this amount. In the event the Equipment costs subsequently increase above such amount due solely to increased raw material costs, GenVec and Novartis may discuss in good faith possible payment of additional costs by Novartis, however, there is no obligation upon Novartis to do so or to pay any additional amount. For the avoidance of doubt, subject to any applicable provisions of the Agreement, Novartis shall not be liable for any maintenance or repair costs or any other costs associated with the Equipment.

1.6	Novartis takes no responsibility for the delivery, insurance, carriage or maintenance of the Equipment which shall be arranged by GenVec at its own cost and risk.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

1.7	The GenVec shall maintain the Equipment, at its sole cost, in good working order, free of third party liens or other encumbrances of GenVec.

1.8
The GenVec shall, at its cost, insure the Equipment, against casualty to the same extent, including deductibles, as GenVec insures other comparable equipment owned by GenVec, it being agreed and understood that such insurance may be part of GenVec’s standard insurance coverage.

1.9
The GenVec agrees that the Equipment shall be dedicated and, accordingly, used solely in connection with the respective Work Order, and that the Equipment shall only be used as permitted under this Agreement and the respective Work Order and for no other purpose (unless otherwise directed by Novartis in writing), including any projects or services for any third parties or for any other internal purpose.

1.10
Upon termination of this Agreement, or of any Work Order, as the case may be, GenVec shall fully cooperate with Novartis with regard to the disposition or return of the Equipment (as directed by Novartis in its sole discretion), which may include, without limitation, providing Novartis (or their designated agents) with reasonable access to GenVec’s facilities to take possession of and remove the Equipment, whereupon full legal right and title to the Equipment shall automatically pass to Novartis without any further payments from Novartis to GenVec.

2.	Exchange of Information

2.1
The parties shall exchange information on all matters pertaining to the Services performed under this Agreement, and GenVec shall inform Novartis promptly regarding all matters  of which it is aware and which could impact materially on the Services, including without limitation matters of a scientific, regulatory or legal nature.

2.2
GenVec shall provide to Novartis all information and documentation reasonably requested by Novartis and within the scope of the Services and shall render any other assistance reasonably requested, to enable Novartis to:

(a)	obtain from any regulatory authority any approval, authorization or license in connection with the Development Materials;
(b)	comply with any of its legal, regulatory and/or contractual obligations or any request by any regulatory authority; and/or
(c)	determine whether any Services have been performed in accordance with this Agreement.

3.	Representations and Warranties

3.1
Except as set forth in this Section 3 of this Annex C, including without limitation the warranty set forth in Section 3.2 of this Annex C, GenVec makes no warranties, express or implied, regarding the Development Materials, including any warranties of merchantability or fitness for a particular purpose.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

3.2
GenVec represents and warrants that the Development Materials will comply with the Specifications and that GenVec and its Affiliates will perform the Services and all their obligations in accordance with this Agreement and in accordance with all applicable laws, regulations, directives and guidelines.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

3.3	Each party represents and warrants that :

(a)	it is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated;
(b)	it has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder,
(c)	it has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
(d)	it knows of no contract, agreement, promise, undertaking or other fact or circumstance which would prevent the performance of the obligations under this Agreement;
(e)
this Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms, subject to the general principles of equity and to bankruptcy, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally.

(f)
the execution and delivery of this Agreement and the performance of the party’s obligations hereunder do not conflict with or violate any requirement of applicable laws or regulations, and do not conflict with, or constitute a default under, any contractual obligation of such party

3.4
GenVec represents and warrants that it, together with any of its Affiliates which are permitted or required to perform Services under this Agreement, and any subcontractors which are permitted in accordance with Section 16 of this Annex C, have the expertise, necessary equipment, facilities, materials and qualified labour force to provide the Services hereunder.

4.	Regulatory Approvals, Authorisations and Permits

4.1
GenVec undertakes to obtain, hold and comply with, at its own expense, all necessary regulatory approvals, authorizations and permits required to perform the Services under this Agreement from the authorities of the country or countries where such Services shall be performed, including but not limited to all necessary authorizations and permits for the acquisition, storage and handling of materials. GenVec shall provide to Novartis upon Novartis’ request copies of all such regulatory approvals, authorizations and permits.  GenVec shall inform Novartis promptly in the event any such regulatory approval, authorization or permit is not obtained or is withdrawn. For the avoidance of doubt, GenVec shall ensure that any and all sub-contractors of GenVec comply with this obligations.

5.	Basic Materials

5.1	In the event that Novartis supplies any Basic Materials to GenVec, such Basic Materials shall remain the exclusive property of Novartis and shall be identified as such in GenVec’s books.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

5.2	In the event that Novartis supplies any Basic Material to GenVec, all risks of loss and damage therein shall pass to GenVec upon delivery to GenVec.

5.3
In the event that Novartis supplies any Basic Material to GenVec, GenVec shall promptly check the identity and integrity of the Basic Materials. If GenVec establishes that such Basic Material is not in conformity with the agreed Specifications, the following shall apply:

(a)	GenVec shall inform Novartis in writing promptly upon discovery of such defect;
(b)
At Novarti’s expense, GenVec shall return the defective Basic Material to Novartis or destroy it, as per Novartis’ written instructions. In no event shall GenVec destroy or dispose of any Basic Material without Novartis’ prior written consent;

(c)	Novartis shall as soon as reasonably possible replace such defective Basic Material with Basic Material meeting the agreed Specifications;
(d)
In the event it is established that the deviation from the agreed Specifications occurred after delivery of the defective Basic Material to GenVec and through the fault of GenVec, such Basic Material shall be replaced at GenVec’s expense, including the costs for transportation, and, notwithstanding the provisions of subsection (b) above,  GenVec shall bear sole responsibility for all reasonable costs associated with any testing, return and/or destruction of the defective Basic Material; and

(e)
In the event it is established that the deviation from the agreed Specifications occurred prior to delivery of the defective Basic Material to GenVec or other than through the fault of GenVec, such Basic Material shall be replaced at Novartis’ expense, including the costs for transportation, and Novartis shall bear sole responsibility for all reasonable costs associated with any testing, return and/or destruction of the defective Basic Material.

5.4
GenVec shall not use or analyse any Basic Materials supplied by Novartis, or transfer any Basic Materials to any third party, for any purpose other than the performance of its obligations under this Agreement in accordance with its terms.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

5.5
In the event of an unresolved dispute as to the conformity of any Basic Material provided by Novartis with the relevant Specification, the parties shall, within 30 (thirty) days, promptly appoint a mutually acceptable independent laboratory to undertake the relevant testing. The findings of such laboratory shall be conclusive and binding upon the parties. The parties shall ensure that such independent laboratory is bound by obligations of confidentiality and non-use no less strict than those set out herein. All fees and expenses of the said laboratory shall be borne solely by the party which is unsuccessful in the dispute.

5.6	Upon request by Novartis, which may be made at any time at reasonable intervals, GenVec shall provide to Novartis an inventory of Basic Materials in GenVec’s possession.

6.	Development Materials

6.1	Development Materials shall be the exclusive property of Novartis at all times. The GenVec shall have no rights herein.

6.2	GenVec shall bear all risks of loss of and damage to the Development Materials, until they are delivered to Novartis in accordance with this Agreement, at which time such risk shall pass to Novartis.

6.3
GenVec shall not use or analyse any Development Materials, or transfer any such Development Materials to any third party, for any purpose other than the performance of its obligations under this Agreement in accordance with its terms.

7.	Right of Rejection

7.1
If GenVec delivers any Non-Conforming Development Materials, or otherwise materially fails to perform any Services in accordance with this Agreement, Novartis shall inform GenVec thereof promptly upon discovery, but no later than * after receipt of the Non-Conforming Development Materials. Novartis shall notify GenVec of Latent Defects (i.e. defects which are not reasonably discoverable by routine quality control measures) within * from their discovery. Payment of the Development Materials shall not be deemed to imply an acceptance of the Development Materials.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

7.2
Without prejudice to any additional rights arising from the delivery of Non-Conforming Development Materials, Novartis shall have the right to reject any Non-Conforming Development Materials or any batch containing Non-Conforming Development Materials. Promptly after receiving notice under Section 7.1 above, GenVec shall, free of charge, replace such rejected Development Materials with Development Materials that conform with the Specifications in accordance with this Agreement.  GenVec shall reimburse Novartis and its Affiliates for all reasonable expenses incurred from the return or disposal of Non-Conforming Development Materials and shall reimburse Novartis at cost for any Basic Material which are required to manufacture the replacement Development Materials. * The provisions of this Section 7.2 are the sole and exclusive remedy of Novartis with respect to any Non-Conforming Development Materials.

7.3	In the event of an unresolved dispute as to the conformity of any Development Material with the relevant Specification, the parties shall follow the procedure set forth in Section 5.5 of this Annex C.

8.	Inspections/Audits

8.1
Novartis will have the right, and GenVec shall permit or assure that Novartis has the right, at reasonable intervals and on reasonable prior notice, to audit and inspect the facilities and the equipment used for the performance of the Services under this Agreement.  Such inspections may include cGMP inspections and system audits and audit compliance with the terms of this Agreement. If at any time GenVec is found not to be in compliance with this Agreement, cGMP guidelines or any other applicable legal or regulatory requirement, GenVec will remedy the issues by complying with the corrective actions required pursuant to the Novartis audit observations (where agreement is reached on such observations), within the time frame provided for in the corrective actions request at its own costs, if not agreed otherwise by the parties in writing.

8.2	The GenVec shall permit authorized officials of any regulatory authority or other competent governmental agencies to inspect its facilities and equipment used to perform the Services.

8.3	The rights of inspection set forth in this Section 8 shall survive the termination of this Agreement as per the terms of the Quality Assurance Agreement.

9.	Term and Termination

9.1.
The term of this Agreement is set forth in Section 3 of this Agreement. Notwithstanding the foregoing, should any Work Order entered into during the term of the Agreement require Services to be performed after the expiry or termination for whatever reason of this Agreement, the terms of this Agreement shall remain in effect with respect to such Work Order until the Work Order has been terminated or the Services thereunder have been completed.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

9.2	Novartis may terminate this Agreement and/or any Work Order issued hereunder by notice in writing with immediate effect in the event that:

(a)	Novartis determines that it cannot use the respective Development Materials for any reason including without limitation for any medical, scientific, safety, commercial, regulatory or legal reason; or

(b)
GenVec is a “Breaching Party” under Section 13.2 of the Collaboration Agreement, and Novartis is entitled to terminate the Collaboration Agreement under Section 13.2(b) or 13.2(c) of the Collaboration Agreement.  For purposes of clarity, Novartis shall not be required to actually terminate the Collaboration Agreement pursuant to Section 13.2(b) or terminate any section thereof pursuant to Section 13.2(c) of the Collaboration Agreement in order to invoke its right to terminate this Agreement and/or any Work Order issued hereunder.

9.3	Either party may terminate this Agreement and/or any Work Order issued hereunder by notice in writing with immediate effect and without prejudice to its other rights and remedies if:

(a)	a petition in bankruptcy is filed by or against the other party, or a receiver, trustee or liquidator is appointed for any of the assets of the other party;

(b)	the other party files a petition for reorganization under any bankruptcy, reorganization or other similar law, or makes an assignment for the benefit of its creditors;

(c)	the other party is adjudged bankrupt or insolvent by any court of competent jurisdiction; or

(d)
the other party is in material breach of its obligations under the Agreement, which breach remains uncured for * following receipt of written notice specifying the breach, unless such breach is cured during such period, or if such breach can not be cured during such * period, and the breaching party has commenced reasonable efforts during this period to cure such breach as promptly as practicable.

10.	Rights and Obligations upon Termination

10.1	Upon the termination of this Agreement and/or any Work Order, GenVec shall:

(a)	promptly refrain from using or sharing with any third party under this Agreement any Confidential Information of Novartis;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

(b)	at the request of Novartis, return any unused Basic Materials supplied by Novartis;

(c)	at the request of Novartis, supply to Novartis all Development Materials whether in semi-finished or finished form, including all Technical Information;

(d) Upon Novartis request and, return the Equipment in accordance with Section 1.10

(e)
retain all retention samples and documentation for the period specified in the Quality Assurance Agreement, and shall not dispose of any such samples and documentation at the end of such period without advising Novartis in writing and offering Novartis the opportunity to take possession of such samples and documentation;

(f)
promptly return to Novartis all documents containing Confidential Information of Novartis (including, but not limited to, any reproduction, notes, summaries, print-outs and copies of information stored in electronic or computerized systems) and any other items put at GenVec’s disposal by Novartis under this Agreement;

(g)
any and  all Confidential Information of Novartis that is stored in electronic or computerized systems under the control of GenVec that can for technical reasons not be returned shall be deleted without delay; and

(g)
provide reasonable assistance to Novartis, at Novartis’ cost, in transferring the information required for Novartis to perform the Services itself or to out-source the Services to a third party. Novartis shall reimburse GenVec’s reasonable expenses incurred in connection therewith provided Novartis has approved such expenses in writing in advance.

10.2
Except in the case of termination under Section 9.3 above, in which case Novartis shall owe GenVec no further obligation, upon the effective date of termination of any Work Order and/or the Agreement (the “Termination Date”), GenVec shall conduct an accounting in accordance with the terms of this Agreement, subject to verification and approval by Novartis. Within * of Novartis’ receipt of reasonable documentation setting forth the results of such accounting, Novartis shall make payment to GenVec for:

(a)	all Services properly rendered and moneys expended by GenVec in accordance with the terms of this Agreement until the Termination Date and not yet paid for; and

(b)
reasonable non-cancelable obligations properly incurred to perform the Services pursuant to any Work Order prior to receipt of notice of termination of that Work Order, unless Novartis objects to any such charge, in which case the parties shall use best efforts to expeditiously resolve any disagreement.

Further-reaching claims are precluded. In particular, Novartis shall not be required to pay any compensation due to the termination of the Agreement and/or a Work Order to GenVec.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

10.3
GenVec shall return to Novartis within * of the Termination Date any funds advanced to it but not expended or irrevocably obligated by GenVec in pursuance of its obligations under this Agreement prior to the Termination Date.

10.4
Upon any termination of this Agreement and/or any Work Order, all outstanding rights and obligations between the parties arising from or in connection with this Agreement and/or the relevant Work Order shall immediately terminate, except:

(a)	any liabilities and obligation that matured prior to the Termination Date;

(b)
the following provisions of this Annex C, which shall survive the termination of this Agreement: Section 3 (Representations and Warranties), 8 (Inspections and Audits), 9 (Term and Termination), 10 (Rights and Obligations upon Termination), 11 (Intellectual Property), 12 (Indemnifications and Liabilities), 14 (Confidentiality and Non-Use), 19 (Governing Law and Venue) and 24 (Publicity and Press Releases); and

(c)	any other provision which, by its terms, is understood to survive the termination or expiration of this Agreement.

10.5	Termination of this Agreement shall be without prejudice to any claim or right of action of either party against the other party for any prior breach of this Agreement.

11.	Intellectual Property

11.1
All information, data and writings, including without limitation all Technical Information and all information relating to Basic Materials and/or Development Materials, provided to GenVec by and/or on behalf of Novartis in connection with this Agreement, in any form whatsoever (the “Novartis Data”), shall remain the property of Novartis. GenVec shall acquire no right, title or interest in the Novartis Data pursuant to this Agreement.

11.2	Neither party shall acquire, pursuant to this Agreement, any right, title or interest in the Intellectual Property of the other party which existed prior to the Effective Date.

11.3
Subject to Section 11.4 below, all Intellectual Property generated or derived by GenVec, its employees or collaborators in the performance of the Services or otherwise in connection with this Agreement shall be the exclusive property of Novartis, who shall be free to dispose of it as it sees fit. GenVec shall have no rights therein. All Intellectual Property generated or derived by GenVec’s employees and/or collaborators in connection with this Agreement shall be promptly notified to Novartis and all rights to any such Intellectual Property shall be assigned to Novartis or its designee.

11.4
All Intellectual Property generated or derived by GenVec in the performance of the Services or otherwise in connection with this Agreement, to the extent that it is specific to GenVec’s own manufacturing processes, , Adenovectors, or to methodology independently developed by GenVec, and does not relate to any Atonal Vectors, Gene Fragments, Products, Basic Materials, Development Materials, Technical Information, or to other Confidential Information of Novartis, shall be the exclusive property of GenVec, who shall be free to dispose of it as it sees fit. Novartis and its Affiliates shall have a non-exclusive, world-wide, royalty-free, fully paid-up, transferable, perpetual, irrevocable, license, with the right to grant sub-licenses, to use and exploit all Intellectual Property falling within this Section 11.4.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

11.5
GenVec shall promptly execute all documents and take all such other action as may be reasonably requested by Novartis in order to permit Novartis to obtain the benefit of its rights under this Agreement, and shall cause any employees and/or collaborators to take such action. GenVec shall make available all relevant data in electronic form, as well as samples of materials obtained in the course of or as a result of performing the Services.

11.6
At the request of Novartis, after completion of the Services pursuant to any Work Order, GenVec shall return to Novartis all Novartis Data, Basic Materials and all Technical Information and other Confidential Information of Novartis. GenVec may keep one copy of all such returned information for records purposes only.

11.7	GenVec represents and warrants that it owns or has the right to use all its Intellectual Property which it shall use to perform the Services pursuant to any Work Order executed hereunder.

11.8
Novartis makes no warranties express or implied, regarding fitness for any purpose of any information or material owned or supplied by Novartis under this Agreement, or non-infringement of third party’s Intellectual Property.

11.9
Should GenVec become aware of any infringement of Novartis’ or any third party’s Intellectual Property rights relating to any Development Materials or any manufacturing process, GenVec shall promptly notify Novartis thereof in writing.

12.	Indemnification and Liabilities

12.1
The GenVec shall be liable for and shall indemnify and hold Novartis and its Affiliates, and their officers, directors and employees, harmless against any and all third party liabilities, claims, damages, losses, costs and expenses, including reasonable attorney’s fees (collectively “Claims”) incurred:

(a)	resulting from the use of any Non-Conforming Development Materials delivered by GenVec;

(b)	resulting from any breach of this Agreement by GenVec or its Affiliates or sub-contractors;

(c)	resulting from the handling, storage, disposal or arrangement for disposal by GenVec of any products, supplies or other materials used in connection with the Agreement; or

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

(d)	resulting from GenVec’s willful misconduct or negligence in respect of the performance or failure to perform any of its obligations under this Agreement.

12.2	Novartis shall be liable for and shall indemnify and hold GenVec and its Affiliates, and their officers, directors and employees, harmless against any Claim incurred;

(a)
based on Development Materials which, upon delivery pursuant to the applicable delivery terms were in compliance with the Specifications and in respect of which the Services were performed in accordance with this Agreement;

(b)	resulting from any breach of this Agreement by Novartis or its Affiliates; or

(c)	resulting from Novartis’ willful misconduct or negligence in respect of the performance or failure to perform any of its obligations under this Agreement.

12.3	The indemnification obligations of Novartis and GenVec, as the case may be, shall apply only if:

(a)
the party asserting its rights (the "Indemnitee") promptly notifies the other party (the "Indemnitor") in writing after Indemnitee receives notice of any Claim (unless such failure does not materially prejudice the Indemnitor);

(b)	the Indemnitee has refrained and continues to refrain from making any admission of liability or any attempt to settle any such Claim without the Indemnitor’s consent;

(c)	the Indemnitor is given the opportunity to manage and control the defence of such Claim; and

(d)	the Indemnitee reasonably cooperates with Indemnitor, at the Indemnitor’s sole cost, in the defence of any such Claim.

12.4	The Indemnitee may be represented by its own legal counsel in respect of any Claim, at its own expense.

12.5
The Indemnitor may not settle a Claim without the consent of the Indemnitee, which consent may not be unreasonably withheld. However, if the Indemnitee rejects a settlement at a specific amount, the Indemnitee shall be liable for all Claims in excess of that proposed settlement amount.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

12.6
Neither party shall be liable to indemnify the other to the extent that any Claims arise out of the negligence, willful misconduct, bad faith or breach of this Agreement by any indemnified party or its Affiliates.

12.7
NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF ANTICIPATED PROFITS AND INVESTMENTS, EXCEPT TO THE EXTENT SUCH DAMAGES WERE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT PARTY OR ITS AFFILIATES.

12.8
Each party warrants that it has appropriate and adequate insurance to cover claims or damages for which it shall be liable under the terms of this Agreement. Upon the request of either party, the other party shall supply evidence of such insurance satisfactory to Novartis.

13.	Changes to and Interruptions of Work Orders

13.1	Novartis may request changes to any Work Order at any time by issuing a notice to GenVec in writing.

13.2	GenVec shall inform Novartis in writing immediately with regard to impact on costs, effects on agreed deadlines, or any other effects arising out of a change to a Work Order.

13.3	GenVec shall not implement any change to any Work Order unless an amendment to such Work Order has been executed by the parties.

14.	Confidentiality and Non-Use

14.1
Neither party shall disclose to any third party, and/or use for any purpose other than to perform its obligations under this Agreement, any Confidential Information of the other party hereto, or any of its Affiliates or sub-contractors, without the prior written consent of the other party. Notwithstanding the foregoing, neither party may disclose the other party’s Confidential Information to employees and consultants, including those if its Affiliates, who are not bound by obligations not less strict than those set out herein.

14.2
“Confidential Information” of Novartis or of GenVec, as the case may be, shall be all proprietary information of that party, which is not in the public domain. “Confidential Information” of Novartis shall include without limitation the Technical Information, the Novartis Data, all improvements to and derivatives of the Technical Information and the Novartis Data made by or on behalf of GenVec, and all data, results, information, inventions and other Intellectual Property obtained in or arising out of the Services. However, “Confidential Information” of Novartis or of GenVec, as the case may be, shall not include any information which, as shown by clear written evidence,:

(a)	was already in the public domain at the time of receipt from the other party;

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

(b)	was known to the receiving party prior to receipt from the other party;

(c)	has become generally available through no act on the part of the receiving party;

(d)	corresponds to information received in good faith by the receiving party from a third party having a right to disclose such information; or

(e)	was independently developed by the receiving party.

14.3	Notwithstanding any other provision of this Agreement, the parties may disclose Confidential Information which is required to be disclosed:

(a)	to governmental agencies for product registration or other regulatory purposes; or

(b)
if requested pursuant to an order of a competent court or administrative agency, provided that the party subject to such order has informed the disclosing party thereof in writing in order to enable the latter to seek a protective order or other appropriate remedy to prevent or limit such disclosure, and has used reasonable efforts to limit the scope of the disclosure and to obtain confidential treatment by the court.

14.4
The parties to this Agreement undertake to keep the terms and conditions of this Agreement in strict confidence and not to disclose any such information to any third parties other than to Novartis’ employees and consultants, including those of its Affiliates or sub-contractors, who are bound by obligations not less strict than those set out herein, except:

(a)	as may be required by law (including without limitation disclosures required by the US Securities and Exchange Commission and its foreign equivalents);

(b)	as may be necessary for obtaining or maintaining authorizations or permits in respect of the Services to be performed under this Agreement; or

(c)	as mutually agreed by the parties in writing.

14.5	The obligations of confidentiality and non-use contained in this Section 14 shall survive the termination of this Agreement for *.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

15.	Conflict of Interest

GenVec warrants that it is presently, and shall remain, for the term of this Agreement and any extension thereof, free from any commitments that would create a conflict of interest impeding the completion of GenVec’s obligations hereunder. As an independent contractor, GenVec may perform services for third parties, outside of the time devoted to Novartis under this Agreement, except where there is a direct conflict of interest with the Services.

16.	Sub-Contracting

GenVec shall not sub-contract any of the Services under this Agreement without prior written consent from Novartis. Notwithstanding any such approval, GenVec may subcontract the Services to Sigma-Aldrich, Inc. and its Affiliates (“SAFC”) and SriSai Biopharmaceutical Services, Inc. and its Affiliates (SrISai), but shall be responsible for the performance of the Services by SAFC, SriSai and its other sub-contractors and shall not be relieved of its obligations under this Agreement. GenVec shall be responsible for paying its sub-contractors. GenVec shall have written agreements with its sub-contractors, binding its sub-contractors used in connection with this Agreement to obligations which are no less strict than those set out herein.

17.	Non-Assignment

Neither this Agreement nor any of the rights or obligations hereunder may be assigned by a party without the prior written consent of the other party, except (a) Novartis may assign this Agreement, in whole or in part, to an Affiliate of Novartis; and (b) each Party may assign this Agreement, in whole, to a third party that acquires, by merger, sale of assets or otherwise, all or substantially all of the business of the assigning party to which the subject matter of this Agreement relates.  Any assignment not in accordance with the foregoing shall be void.  This Agreement shall be binding upon, and shall inure to the benefit of, all permitted successors and assigns.

18.	Force Majeure

The parties hereto shall not be liable for non-fulfillment of their respective obligations hereunder, if such non-fulfillment is due events beyond the reasonable control of the party affected (hereinafter “Force Majeure”), such as to strikes, riots, war, invasion, acts of God, fire, explosion, floods, delay of carrier, acts of government agencies, judicial action, labor disturbance . The party affected by Force Majeure shall promptly provide the other party with full particulars thereof (including its best estimate of the likely extent and duration of the interference with its activities), and will use its reasonable best endeavors to overcome the difficulties created thereby and to resume performance of its obligations as soon as possible. If a condition constituting Force Majeure exists for more than ninety (90) consecutive days, the parties shall meet to negotiate a mutually satisfactory solution to the problem, if practicable, including the use of a third party to fulfill the obligations hereunder of the party invoking Force Majeure, at the expense of the party invoking Force Majeure.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to Development Materials

19.	Governing Law and Venue

This Agreement shall be governed by and construed in accordance with the laws of Switzerland; provided, that matters of intellectual property law concerning the existence, validity, ownership, infringement or enforcement of intellectual property shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

Any unresolved disputes between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, shall be resolved by final and binding arbitration.  Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party.  Arbitration shall be held in New York, New York, according to the commercial rules of the International Chamber of Commerce (“ICC”).  The arbitration will be conducted by a panel of three arbitrators appointed in accordance with ICC rules; provided that each Party shall, within thirty (30) days after the institution of the arbitration proceedings, appoint an arbitrator, and such arbitrators shall together, within thirty (30) days, select a third arbitrator as the chairman of the arbitration panel.  Each arbitrator shall have significant experience in the bio-pharmaceutical business.  If the two initial arbitrators are unable to select a third arbitrator within such thirty (30) day period, the third arbitrator shall be appointed in accordance with ICC rules.  Discovery shall be subject to all applicable privileges and other immunities under the U.S. Federal Rules of Civil Procedure and shall be limited to: *.  The Parties shall request that the arbitrators render their opinion within thirty (30) days of the final arbitration hearing.  No arbitrator (nor the panel of arbitrators) shall have the power to award punitive damages under this Agreement and such award is expressly prohibited.  Decisions of the panel of arbitrators shall be final and binding on the Parties.  Judgment on the award so rendered may be entered in any court of competent jurisdiction.  The losing Party to the arbitration (if any) as determined by the arbitrators shall pay the costs of the arbitration.

20.	Relationship between Parties/Employees

20.1
For the purposes of this Agreement, each party shall be an independent contractor and not an agent or employee of the other party. Neither party shall have authority or power to make any statements, representations or commitments of any kind, or to take any action which is binding on the other party, except as may be explicitly authorized by the other party in writing.

20.2
GenVec retains the sole right to hire, discipline, evaluate and terminate the employment of its own employees and to set their hours, wages and terms and conditions of employment in accordance with law and GenVec’s obligations herein. GenVec’s employees who are involved in performing the Services shall be under its exclusive authority, and GenVec shall be responsible for their activities and actions during the performances of the Services.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Agreement for the Supply of Services Relating to
 Development Materials

20.3
All income, employment and other similar taxes required to be withheld and/or paid with respect to any Services provided hereunder will be timely paid by GenVec directly to the appropriate governmental agency.

20.4
The employees, representatives and collaborators of GenVec are not entitled to and will not receive from Novartis in connection with the Services, any benefits normally provided by Novartis to its employees. The GenVec agrees to defend, indemnify and hold Novartis harmless against any claim that Novartis is jointly or severally liable or obligated to GenVec’s employees, agents, employees’ representatives, a benefit plan or any governmental fund or entity on the basis of a statute, regulation or common law duty relating to employment.

20.5	GenVec bears the sole responsibility for compensation (including overtime to hourly employees, if applicable) of its employees.

20.6
GenVec shall assign employees with an appropriate level of expertise and experience to the performance of the Services. GenVec shall ensure that its employees comply with all applicable laws, regulations, regulatory requirements (including without limitation those set forth in the authorisations and permits referred to in Section 4.1.)

21.	Notices

21.1
Any notices, consents or approvals which either party may be required or shall desire to give under this Agreement shall be deemed to be duly given when in writing and delivered personally, mailed by registered mail or courier service, or sent by facsimile (confirmed by registered mail or courier service) to the party to whom notice is to be given, at the address specified below or such other address or addresses of which such party shall have given notice not less than seven (7) days before the notice is dispatched. All such notices and communications shall be deemed to have been received, in the case of notice by facsimile or by delivery, when received or if received after 5:00 pm (local time of the receiver) or on a day other than a business day, on the next following business day, and in the case of notice mailed as aforesaid, on the fifth (5th) business day following the date on which such notice is mailed provided there is no disruption of postal services. In the event of interruption of one or more of the forms of communication listed above for any reason, the parties shall use a form of communication which is not so interrupted with the intent that the form of communication used will give the addressee timely notice of the communication.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

 Agreement for the Supply of Services Relating to
 Development Materials

Notices shall be given to the following address for each party:

If to GenVec:
65 West Watkins Mill Road
Gaithersburg, MD 20878
USA
Attention:  President
Fax: (240) 632-0735

If to Novartis in relation to this Agreement in general:

Novartis Pharma AG
Postfach
4002 Basel
Switzerland
Attention: Global Head Technical R&D

With a copy to
Novartis Pharma AG
Postfach
4002 Basel
Switzerland
Attention: General Counsel

If to Novartis in relation to any particular Work Order:

To the Novartis Affiliate which issued the Work Order, to the address specified on the Work Order, to the attention of the Head Technical R&D , with a copy to the General Counsel at the same address.

22	No License

No license or right is granted by implication or otherwise with respect to any know-how, patent application or patent owned by Novartis except as and if specifically set forth herein.

23	Amendments

Any amendment to the terms of this Agreement or any Work Order shall be valid only if the change is made in writing and is signed by GenVec and Novartis.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

 Agreement for the Supply of Services Relating to
 Development Materials

24	Publicity and Press Releases

24.1
Subject to the provisions of Section 14.4(c), neither party will use, nor authorize others to use, the name, symbols, or marks of the other party in any advertising or publicity material or make any form of representation or statement with regard to the Services which would constitute an express or implied endorsement by the other party of any commercial product or service without that other party’s prior written approval.

24.2	Neither party shall make any press release concerning this Agreement or the subject-matter hereof without the prior written consent of the other party.

25	Debarment

GenVec certifies that none of it, nor any of its employees, agents or subcontractors (including their respective employees and agents), have ever been, are currently, or are the subject of a proceeding that would reasonably be expected to lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual.  GenVec certifies that if, during the term of this Agreement, it, or any of its employees, agents or subcontractors, become or are the subject of a proceeding that would reasonably be expected to lead to a person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, GenVec shall immediately notify Novartis in writing.  For purposes of this provision, the following definitions shall apply:

(a)
A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a person that has an approved or pending drug or biological product application.

(b)
A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application.

(c)
An “Excluded Individual” or “Excluded Entity” is (i) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in Federal health care programs (as defined in 43 U.S.C. §1320a-7b(f)(1)), such as Medicare or Medicaid, by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (ii) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

(d)
A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense described in 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible as described in clauses (a), (b) or (c) of this provision.

26	Entire Agreement

The Collaboration Agreement and this Agreement, including the Annexes and any Work Orders issued hereunder, represents the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements or understandings, oral or written, with respect thereto.  In case of discrepancies between the terms of this Agreement and a Work Order, the terms of the Agreement shall prevail.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

 Agreement for the Supply of Services Relating to
 Development Materials

27             Severability

If any term or provision of this Agreement is held to be invalid or unenforceable, in whole or in part, under any applicable enactment or rule of law, such illegality or unenforceability shall not affect the remainder of this Agreement, and the parties shall in good faith attempt to substitute a valid and enforceable provision which achieves to the nearest extent possible the same effect as would have been achieved by the invalid or unenforceable provision.

28             Waiver

No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition, or of any other term, provision or condition of this Agreement.

29             *

30             Corporate Citizenship

 Novartis gives preference to third parties who share Novartis' societal and environmental values, as set forth in the Novartis Policy on Corporate Citizenship, Guideline #5, Third Party Code .

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

 Agreement for the Supply of Services Relating to
 Development Materials

Annex D : Quality Assurance Agreement

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

Between

NOVARTIS PHARMA AG including Process Science and Production

Lichtstrasse 35, 4002 CH-Basel, Switzerland

as contract giver, subsequently named NOVARTIS

And

GenVec

65 West Watkins Mill Road Gaithersburg MD 20878 USA

as contract acceptor, subsequently named ACCEPTOR

First edition

NOVARTIS initials:	ACCEPTOR initials:
QAA Novartis Genvec - Core Document 31/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

TABLE OF CONTENTS

PREAMBLE		35

1.	SCOPE of the Quality agreement	35

2.	General Provisions (Quality assurance)	36
*
3.	Development	44

4.	RAW Material	44
*
5.	Manufacturing of Products	46
*
6.	Testing of Products	50
*
*
7.	ARCHIVING OF Samples and Documentation	52

8.	Release of Products	53
*
9.	Product Security	54
*
10.	Stability testing and Product surveillance	55
*
11.	Terms and Expiration	55

12.	DEFINITIONS	56

13.	Signatures	57

NOVARTIS initials:	ACCEPTOR initials:
QAA Novartis Genvec - Core Document 32/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

 TABLE OF ENCLOSURES

ENCLOSURE A: LIST OF QA/QC LIAISONS
ENCLOSURE BX: PRODUCT MANUFACTURING AND TESTING DOCUMENTS, BILL OF MATERIALS, AND STABILITY PROGRAM
ENCLOSURE C: TABLE OF RESPONSIBILITIES
ENCLOSURE D : LIST OF APPROVED SUBCONTRACTORS
ENCLOSURE E: HISTORY OF CHANGES

NOVARTIS initials:	ACCEPTOR initials:
QAA Novartis Genvec - Core Document 33/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

PREAMBLE

NOVARTIS is a leading company engaged in the manufacture, marketing and sales of pharmaceutical products. It operates under one common Quality Management System incorporating GMP guidelines and major laws and regulations. NOVARTIS desires to entrust ACCEPTOR * ACCEPTOR is interested in performing such activities for NOVARTIS.

If available, ACCEPTOR and/or its contractors shall provide a copy of the newest Health authorities GMP certificates (manufacturing licence) valid for each site concerned by the contracted activities (including biosafety certificates as appropriate).

 ACCEPTOR shall inform NOVARTIS of any change / update in the cGMP and biosafety status as certified by the Health Authority and shall provide relevant updated documentation, as long as this Quality Agreement remains valid.

ACCEPTOR and NOVARTIS are to define their roles and responsibilities according to the intentions of the EU/PIC GMP Guidelines. In addition to the requirements below ACCEPTOR shall follow the guidelines of the ICH, the US Code of Federal Regulations and the corresponding national guidelines prevailing at the time of the manufacture.

SCOPE of the Quality agreement

This Quality Agreement forms an integrated part of the Development and Manufacturing Agreement. It defines the contacts for all technical and quality matters (see Enclosure A). It covers * Enclosures are to be approved by QA responsibles only and can be completed and approved for specific items independently of the approval of the core of this Quality Agreement.

*

It defines the manufacturing, the testing documents and stability program (see Enclosure B). The roles and responsibilities of both parties are assigned in Enclosure C. This Quality Agreement establishes the reliance of NOVARTIS on the decisions made by ACCEPTOR or other involved contractors (see  Enclosure D). Changes to this Quality Agreement will be listed in Enclosure E. The enclosures are signed by the quality responsible persons only.

NOVARTIS initials:	ACCEPTOR initials:
QAA Novartis Genvec - Core Document 34/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

In the event of a conflict between the Quality Agreement and the Development and Manufacturing Agreement then the Development and Manufacturing Agreement shall govern except to the extent such provisions are violating the GMP regulations.

General Provisions (Quality assurance)

*

Development

*

RAW Material

*

Manufacturing of Products

*

*

Testing of Products

*

ARCHIVING OF Samples and Documentation

*

NOVARTIS initials:	ACCEPTOR initials:
QAA Novartis Genvec - Core Document 35/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

Release of Products

•	*

Product Security

•	*

Stability testing and Product surveillance

*

Terms and Expiration
*

DEFINITIONS*

Signatures

NOVARTIS	ACCEPTOR

Name Function	Name Function

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR Initials:
QAA Novartis Genvec - Core Document 36/6	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

ENCLOSURE A: List of QA/QC Liaisons

NOVARTIS
Name	Function	Telephone	e-mail
L. Bessueille	Global Head Quality, NBx QA	+41616961920	lucile.bessueille@novartis.com
N. Rellier	Head External Quality, NBx QA	+41616965072	nadege.rellier@novartis.com
U. Knof	Head NBx QA	+416169 63 443	ulrich.knof@novartis.com
P. Meissner	Technical Project Leader	+41613246776	petra.meissner@novartis.com
K. Foerstner	DSM Franchise Head	+41794664356	katrin.foerstner@novartis.com

ACCEPTOR

Name	Function	Telephone	e-mail
Mike Sowers	Director, Quality Assurance	301-944-1173	msowers@genvec.com
Clem Purcell	Director, Quality Control	240-632-5552	cpurcell@genvec.com
Perry Newton	Director, Manufacturing Sciences	240-632-5560	pnewton@genvec.com
Vicki Haque	Director, Project Management	301-944-1170	vhaque@genvec.com
Tammy McCracken	Associate Director, Regulatory Affairs	240-848-1046	tmccracken@genvec.com
Bryan Butman,	Sr. Vice President, Operations	240-632-5554	bbutman@genvec.com

NOVARTIS initials:	ACCEPTOR Initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure B 1/2	Version 1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

CONTRACTOR (CMO: SAFC Pharma)

Name	Function	Telephone	e-mail
Jennifer Collins	Sr. Manager, Quality Assurance	760-710-6109	Jennifer.Collins@sial.com

NOVARTIS	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure B 2/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

ENCLOSURE B1: Product Manufacturing and Testing Documents, Bill of Materials, and Stability Program for MCB*

NOVARTIS	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure C 1/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

ENCLOSURE B3: List of Products To Be Manufactured Within the Scope of QAA*

NOVARTIS	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure C 2/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING, (PACKAGING) AND TESTING

ENCLOSURE C: Table of Responsibilities

A           =           ACCEPTOR CMOs

B           =           NOVARTIS

C           =           ACCEPTOR

D           =           Other Party (e.g. Contract Testing Organization [CTO], Contract Manufacturing Organization [CMO], Contract Storage Facility, DSM – Drug Supply Management)*

NOVARTIS	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure D 1/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING(, PACKAGING) AND TESTING

ENCLOSURE D: List of Approved Sub-Contractors

Name	Service		Date
SAFC Pharma	D, E, B	Last Audit	06 Mar 2008
Carlsbad, CA		Quality agreement	24 Mar 2008

Name	Service		Date
SriSai Biopharmaceutical Services	F (storage)	Last Audit	08 May 2008
Frederick, MD		Quality agreement	27 May 2010

Name	Service		Date
AltheaDx	B, C	Last Audit	14 Aug 2009
San Diego, CA		Quality agreement	19 Jan 2010

Name	Service		Date
Wuxi AppTec	B	Last Audit	05 Aug 2009
Philadelphia, PA		Quality agreement	24 Jul 2008

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure E 1/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

1

QUALITY AGREEMENT ON MANUFACTURING(, PACKAGING) AND TESTING

Name	Service		Date
Wuxi AppTec	B	Last Audit	07 Jan 2008
St. Paul, MN		Quality agreement	24 Jul 2008

Name	Service		Date
Nelson Laboratories	B	Last Audit	23 Mar 2009
Salt Lake City, UT		Quality agreement	07 Mar 2007

Name	Service		Date
BioReliance	B	Last Audit	12 Mar 2008
Rockville, MD		Quality agreement	29 Jan 2007

A	= Material supplier (optional)
B	= Performs tests relevant for release
C	= Performs tests not relevant for release
D	= Performs or is involved in manufacturing
E	= Performs or is involved in packaging
F	= Provides other services

NOVARTIS	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure D 2/2	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING(, PACKAGING) AND TESTING

ENCLOSURE E: History of Changes

Document Part	Version	Date	Reason for change
Core Part	1.0	{dd.mm.yyyy}	new
Enclosure A	1.0	{dd.mm.yyyy}	new
Enclosure B	1.0	{dd.mm.yyyy}	new
Enclosure C	1.0	{dd.mm.yyyy}	new
Enclosure D	1.0	{dd.mm.yyyy}	new
Enclosure E	1.0	{dd.mm.yyyy}	new

NOVARTIS }	ACCEPTOR

Name Function	Name Function

NOVARTIS initials:	ACCEPTOR initials:
This document contains proprietary information and may not be divulged without prior written approval of Contract Parties

QAA Novartis Genvec - Enclosure D 3/1	Version1.0

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING(, PACKAGING) AND TESTING

Annex E : Health, Safety and Environmental Protection

1.
Novartis shall provide to GenVec a Material Safety Data Sheet for each Development Material which is proprietary to Novartis and which is provided to GenVec under this Agreement, recording all of the information which is known to Novartis at the time of preparing the Material Safety Data Sheet which may be relevant to health, safety and/or environmental protection.

2.
GenVec agrees to comply in all respects with the applicable laws and regulations on health, safety and environmental protection and with generally accepted standards of health, safety and environmental protection.

3.	The persons engaged in performing the Services shall have adequate training in health, safety and environmental protection issues associated with handling hazardous materials.

4.	GenVec warrants that all waste will be disposed of in compliance with all applicable laws and regulations, and that discarded printed material and products are not illegally used.

5.	GenVec shall use, handle and store all Basic Materials and Development Materials and any other materials used to perform the Services under suitable containment conditions.

6.
GenVec shall use, handle and store all Basic Materials and Development Materials and any other materials used to perform the Services with caution and prudence, since not all of the characteristics are necessarily known. Unless advised otherwise, GenVec shall proceed on the basis that the materials are hazardous.

7.
GenVec shall under no circumstances administer to any humans or animals any Basic Materials, Development Materials or any other materials used to perform the Services, except as otherwise agreed in writing in advance.

8.
GenVec shall return to Novartis or destroy, as requested by Novartis in writing, any Basic Materials, Development Materials or any other materials which remain unused upon completion of the performance of the Services. The GenVec shall ensure that any destruction of such materials is performed in accordance with all applicable laws and regulations and any written instructions of Novartis.

9.
GenVec shall inform Novartis without delay of any health, safety and/or environmental incident related to the Services or the Development Materials. Furthermore, GenVec shall inform Novartis without delay of any serious safety, health and/or environmental issues which are relevant to the performance of the Services or to the Development Materials.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

QUALITY AGREEMENT ON MANUFACTURING(, PACKAGING) AND TESTING

10.
GenVec shall be fully liable with respect to any claim (whether from private parties or from public bodies), which may arise from GenVec’s failure to meet applicable occupational health, safety or environmental protection laws and/or regulations.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

 Agreement for the Supply of Services Relating to
 Development Materials

Annex F

WORK ORDER for Project “* Manufacturing Development and Clinical Supply Program”

between

GenVec, Inc. 65 West Watkins Mill Road Gaithersburg Maryland 20878 United States	and	Novartis Pharma AG Forum 1 Novartis Campus 4056 Basel Switzerland
(hereinafter “GenVec”)		(hereinafter “Novartis”)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

6

 Agreement for the Supply of Services Relating to
 Development Materials

Work Order No.: 1	Novartis Project Code: CGF166
SUMMARY OF WORK AND COSTS:

	Activity	Costs USD
*	*	*
*	*	*
*	*	*
	*	*
*
Total *USD

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

7

Agreement for the Supply of Services Relating to
Development Materials

1.	LIST OF ATTACHMENTS:

•	Description of Work (Attachment A)

•	Invoicing Schedule (Attachment B)

•	Equipment (Attachment C)

•	Contact Persons and Addresses (Attachment D)

All of these attachments shall form part of this Work Order. In the event of any inconsistencies between this Work Order and any Attachments, this Work Order shall prevail. In the event of any inconsistencies between the Attachments, the order of precedence shall be the order in which the Attachments are listed above.

2.	COST AND PAYMENT

Payment shall be made to GenVec according to Attachment B appended hereto and incorporated herein by reference. All costs outlined on Attachment B shall remain firm for the duration of the Services, unless otherwise agreed to in writing by the parties.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

8

Agreement for the Supply of Services Relating to
 Development Materials

Attachment A
Description of Work

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

9

Description of Work: * and * Hath1 Manufacturing Development
and Clinical Supply Program

GenVec is pleased to provide a Description of Work and Estimate of Cost for Manufacturing/Quality Programmatic Support of the * Lead and Back-up Candidates.  This includes the following activities: *

This Development Program covers a period of 6 years, starting in 2010 and concluding in 2015 (due to 36 month stability program for cGMP materials).  Total Estimated Cost for Projects #1-14 is$*.

The following is a break-down of the projected yearly costs for the 16 activities:

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

This cost estimate is based upon the following detailed scope of work:

1.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

•	*

e.	*

f.	*

This cost estimate does not include certain studies may be required through the course of clinical development:
a.	*

b.	*

c.	*

Estimated Project Cost: $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

This work does not include certain options that were discussed at the Kick-Off Meeting:
d.	*

e.	*

f.	*

Estimated Project Cost:  $*

2a.	*
Estimated Project Cost:  $*

2b.	*
Estimated Project Cost:  $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

3.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

j.	*

k.	*

l.	*

m.	*

n.	*

o.	*

p.	*

q.	*

Estimated Project Cost:   $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

4.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

j.	*

Estimated Project Cost:   $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

5.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

Estimated Project Cost:   $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

6.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

Estimated Project Cost:   $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

7.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

This work does not include the following:
a.	*

b.	*

c.	*

d.	*

Estimated Project Cost:   $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

8.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

Estimated Project Cost:      $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

9.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

j.	*

k.	*

l.	*

m.	*

n.	*

o.	*

p.	*

q.	*

Estimated Project Cost:     $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

10.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

j.	*

Estimated Project Cost:      $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

11.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

g.	*

h.	*

i.	*

Estimated Project Cost:        $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

12.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

Estimated Project Cost:      $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

13.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

d.	*

e.	*

f.	*

Estimated Project Cost:         $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

14.	*

The goals and objectives of this project are:
a.	*

b.	*

c.	*

i.	*

ii.	*

d.	*

i.	*

ii.	*

e.	*

f.	*

g.	*

h.	*

i.	*

ii.	*

iii.	*

*

Estimated Project Cost:     $*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Details on estimated cost by quarter for each year are provided on the following pages:

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Attachment B
Invoicing Schedule

GenVec shall send invoices according Section3 of Annex B of the Agreement.

If not otherwise indicated in the table below, invoices shall be sent as follows:

(i) for the * invoices shall be sent by * and

(ii) for the *.

Schedule for 2010:

	Q1	Q2	Q3	Q4	Total
Cost USD	*	*	*	*	*
Invoice	*		*	*
Comments	*

For more details on quaterly costs per activity and schedule for the following years, see Attachement A (Description of Work).

Invoices should be sent to :

Novartis Pharma AG Zentraler Faktureneingang Attention: Petra Meissner* Postfach CH-4002 Basel Switzerland * or such other person as may be designated by Novartis from time to time

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Attachment C

Equipment

Genvec shall purchase the Equipment as described in Attachement A:

Activity	Equipment	Cost USD
*	*	*
*	*	*
*	*	*
*	*	*
SUM		*

Costs for the Equipment is included in the invoicing schedule in Attachement B and shall be defined on an invoice as such.

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Attachment D

Contact persons and addresses:

Novartis Pharma AG
Petra Meissner
Technical Project Leader
Postfach
4002 Basel
Switzerland
Phone: +41 61 32 46766
Fax: +41 61 3247180
Email: petra.meissner@novartis.com

Genvec, Inc.
Bryan T. Butman
Senior Vice President, Vector Operations
65 West Watkins Mill Road
Gaithersburg
Maryland 20878
United States
Phone: +1 240-632-5554
Fax: +1 301 9441896
Email: bbutman@genvec.com

Shipment to Novartis :

Novartis Pharmaceuticals Corporation
Drug Supply Management
One Health Plaza
East Hanover, NJ 07936-1080
USA

GenVec CONFIDENTIAL

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.